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EXHIBIT 23.1.5

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 31, 1998, with respect to the financial statements of SiGMA Consulting, LLC, included in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Nextera Enterprises, Inc., for the registration of shares of its Class A common stock.







                                                  /s/ ERNST & YOUNG LLP


Boston, Massachusetts
January 14, 1999